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                                                                      EXHIBIT 22


                          SUBSIDIARIES OF THE COMPANY


                                                            Jurisdiction of
Name                                       % Owned          Incorporation
- ----                                       -------          -------------
Balkamp, Inc.                               89.61           Indiana

Berry Bearing Company                      100.0            Illinois

Bearing Service Company                    100.0            Kentucky

Bearings Manufacturing Company             100.0            Illinois

Bearings Service Company                   100.0            Illinois

Bearings Service Company, Inc.             100.0            Indiana

BBC - Berry Bearing Company                100.0            Illinois

Berry Bearing Company, Inc.                100.0            Indiana

Illinois Bearing Company                   100.0            Illinois

Wisconsin Bearing Company                  100.0            Illinois

Davis & Wilmar, Inc.                       100.0            Pennsylvania

Genuine Parts Holdings, Ltd.               100.0            Province of
                                                              Alberta, Canada

Motion Industries, Inc.                    100.0            Delaware

Parts Incorporated, Inc.                   100.0            Alaska

S. P. Richards Company                     100.0            Georgia

Alamogordo Parts & Supply, Inc.             51.0            Georgia

AmLynch, Inc.                              100.0            Georgia

Best Auto Parts, Inc.                       51.0            Georgia

Blocker Automotive Supply, Inc.             51.0            Georgia

Boerner Enterprises, Inc.                   51.0            Georgia

Brigham Automotive Supply, Inc.             51.0            Georgia

Bulldog Auto Parts, Inc.                    51.0            Georgia






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  Bullock Automotive, Inc.                     51.0             Georgia

  Clermont-Brown Automotive Supply, Inc.       51.0             Georgia

  C & O Auto Parts, Inc.                       51.0             Georgia

  First Choice Automotive, Inc.                51.0             Georgia

  Franklin County Sypply, Inc.                 51.0             Georgia

  Gila Automotive Supply, Inc.                 51.0             Georgia

  Greco Auto & Truck Parts, Inc.               51.0             Georgia

  Hansens Automotive Supply, Inc.              51.0             Georgia

  Jones Parts Company, Inc.                    51.0             Georgia

  L & P Automotive Supply, Inc.                51.0             Georgia

  Lana Lou Auto Parts, Inc.                    51.0             Georgia

  Landry Supply, Inc.                          51.0             Georgia

  Luke's Auto Supply, Inc.                     51.0             Georgia

  Middletown Parts Unlimited, Inc.             51.0             Georgia

  Nelson Enterprises, Inc.                     51.0             Georgia

  North Shore Automotive, Inc.                 51.0             Georgia

  Oberlin Auto Parts, Inc.                     51.0             Georgia

  Parts & Company of Selma, Inc.               51.0             Georgia

  Parts of Ringgold, Inc.                      51.0             Georgia

  Petoskey Automotive Center, Incorporated     51.0             Georgia

  Plymouth-Rock Auto Parts, Inc.               51.0             Georgia

  P.M.A. Associates, Inc.                      51.0             Georgia

  Port Charlotte Auto Supply, Inc.             51.0             Georgia

  Price Automotive Supply, Inc.                51.0             Georgia

  Pride City Auto Parts, Inc.                  51.0             Georgia

  Rasmussen Auto Supply, Inc.                  51.0             Georgia

  Rome Auto Parts, Inc.                        51.0             Georgia






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  Rutherford Automotive, Inc.                  51.0         Georgia

  Sanchez Truck & Auto Parts, Inc.             51.0         Georgia

  Sevier County Auto Parts, Inc.               51.0         Georgia

  Slidell Parts Warehouse, Inc.                51.0         Georgia

  TNT Supply, Inc.                             51.0         Georgia

  Uptergrove Auto Supply, Inc.                 51.0         Georgia

  Warren County Automotive, Inc.               51.0         Georgia

  Wisota Auto Parts, Inc.                      51.0         Georgia